T. Rowe Price Equity Funds, Inc. 485BPOS

Exhibit 99.(h)(15)

RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, dated as of January 19, 2022 between each Acquiring Fund, severally and not jointly, (each, an “Acquiring Fund”), and each Acquired Fund, severally and not jointly, (each, an “Acquired Fund” and together with the Acquiring Fund(s), the “Funds”), listed on Schedule A.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund(s) and the Acquired Fund(s) desire to set forth the following terms pursuant to which the Acquiring Fund(s) may invest in the Acquired Fund(s) in reliance on the Rule.

1.	Terms of Investment

(a) In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i) In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind.

(ii) Timing/advance notice of redemptions. The Acquiring Fund will use reasonable efforts to spread large redemption requests (greater than 3% of the Acquired Fund’s total outstanding shares) over multiple days or to provide advance notification of redemption requests to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii) Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b) In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

4.	Miscellaneous.

(a)	Selection of Share Classes. The Acquiring Fund acknowledges that each Acquired Fund offers various share classes and that it alone, and not the Acquired Fund, has the responsibility for determining which Acquired Fund and which share class of such Acquired Fund shall be purchased for its investment in the Acquired Fund.

(b)	In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund(s) that are involved in the matter in controversy and not to any other series of the Acquiring Funds.

(c)	In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund(s) that are involved in the matter in controversy and not to any other series of the Acquired Funds.

(d)	This Agreement is made and shall be construed under the laws of the State of Maryland without giving effect to principles of conflict of laws.

(e)	This Agreement may be executed in any number of counterparts, including facsimile copies thereof or electronic scan copies thereof delivered by electronic mail, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(f)	This Agreement may not be assigned by either party without the prior written consent of the other and may be amended only by a writing that is signed by each affected party.

(g)	This Agreement supersedes all previous agreements and understandings between the parties with respect to its subject matter.

5.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:

MassMutual Select Funds

c/o MML Investment Advisers, LLC

1295 State Street

Springfield, MA 01111

Attention: Douglas Steele

Fax:

Email: dsteele@massmutual.com and fundinfo@massmutual.com

With a copy to:

Andrew Goldberg

Attn: Legal Dept.

1295 State Street

Springfield, MA 01111

Fax:

Email: agoldberg@massmutual.com

Legal Subadvised Attorney T. Rowe Price Associates, Inc. 4515 Painters Mill Road Owings Mills, MD 21117 Fax: Email: Legal_Subadvised@troweprice.com

6.	Term and Termination

(a) This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b) This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

7.	Declaration of Trust

In the case of each of the Acquiring Funds, a copy of the Declaration of Trust of the Acquiring Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the Acquiring Funds shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Acquiring Funds.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

T. Rowe Price International Funds, Inc.

T. Rowe Price Institutional Income Funds, Inc.

Name of Authorized Signer	Print	Signature
Title: Vice President	Fran Pollack-Matz	/s/Fran Pollack-Matz

MassMutual Select Funds, on behalf of the Acquiring Funds listed on Schedule A to this Agreement, severally and not jointly

Name of Authorized Signer	Print	Signature
Title: CFO and Treasurer	Renee Hitchcock	/s/Renee Hitchcock

SCHEDULE A

List of Funds to Which the Agreement Applies

Acquiring Funds	Acquired Funds

Series of MassMutual Select Funds:	T. Rowe Price Institutional
MassMutual Select T. Rowe Price Retirement 2005 Fund	High Yield Fund
MassMutual Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Retirement 2015 Fund	T. Rowe Price Institutional
MassMutual Select T. Rowe Price Retirement 2020 Fund	Floating Rate Fund
MassMutual Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund	T. Rowe Price Dynamic
MassMutual Select T. Rowe Price Retirement 2035 Fund	Global Bond Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund
MassMutual Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Retirement Balanced Fund

AMENDMENT No. 1 TO RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AMENDMENT, dated as of February 1, 2023 (the “Amendment”), to the Rule 12d1-4 Fund of Funds Investment Agreement, effective as of January 19, 2022 (the “Agreement”), is entered into between each Acquiring Fund, severally and not jointly, (each, an “Acquiring Fund”), and each Acquired Fund, severally and not jointly, (each, an “Acquired Fund” and together with the Acquiring Fund(s), the “Funds”), listed on Schedule A.

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1) in reliance Rule 12d1-4 under the Investment Company Act of 1940, as amended (the “Rule”), subject to certain conditions of the Rule; and

WHEREAS, pursuant to Section 4(e) of the Agreement, the parties seek to amend Schedule A of the Agreement.

NOW, THERFORE, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A of the Agreement is deleted and replaced with the attached Schedule A.

2.	All other provisions of the Agreement shall remain in full force and effect.

3.	Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

4.	This Amendment may be executed in any number of counterparts, including facsimile copies thereof or electronic scan copies thereof delivered by electronic mail, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

5.	This Amendment shall be governed by, and the terms and conditions construed under, the laws of the State of Maryland, without giving effect to principles of conflict of laws.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

T. Rowe Price International Funds, Inc.

T. Rowe Price Institutional Income Funds, Inc.

Name of Authorized Signer	Print	Signature
Title: Vice President	Fran Pollack-Matz	/s/Fran Pollack-Matz

MassMutual Select Funds, on behalf of the Acquiring Funds listed on Schedule A to the Agreement, severally and not jointly

Name of Authorized Signer	Print	Signature
Title: CFO and Treasurer	Renee Hitchcock	/s/Renee Hitchcock

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SCHEDULE A

List of Funds to Which the Agreement Applies

Acquiring Funds	Acquired Funds

Series of MassMutual Select Funds:	T. Rowe Price Institutional
MassMutual Select T. Rowe Price Retirement 2005 Fund	High Yield Fund
MassMutual Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Retirement 2015 Fund	T. Rowe Price Institutional
MassMutual Select T. Rowe Price Retirement 2020 Fund	Floating Rate Fund
MassMutual Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund	T. Rowe Price Dynamic
MassMutual Select T. Rowe Price Retirement 2035 Fund	Global Bond Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund
MassMutual Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Retirement 2065 Fund
MassMutual Select T. Rowe Price Retirement Balanced Fund

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AMENDMENT No. 2 TO RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AMENDMENT, dated as of June 28, 2023 (the “Amendment”), to the Rule 12d1-4 Fund of Funds Investment Agreement, effective as of January 19, 2022, as amended (the “Agreement”), is entered into between each Acquiring Fund, severally and not jointly, (each, an “Acquiring Fund”), and each Acquired Fund, severally and not jointly, (each, an “Acquired Fund” and together with the Acquiring Fund(s), the “Funds”), listed on Schedule A.

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1) in reliance Rule 12d1-4 under the Investment Company Act of 1940, as amended (the “Rule”), subject to certain conditions of the Rule; and

WHEREAS, pursuant to Section 4(e) of the Agreement, the parties seek to amend Schedule A of the Agreement.

NOW, THERFORE, the parties hereby agree to amend the Agreement as follows:

6.	Schedule A of the Agreement is deleted and replaced with the attached Schedule A.

7.	All other provisions of the Agreement shall remain in full force and effect.

8.	Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

9.	This Amendment may be executed in any number of counterparts, including facsimile copies thereof or electronic scan copies thereof delivered by electronic mail, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

10.	This Amendment shall be governed by, and the terms and conditions construed under, the laws of the State of Maryland, without giving effect to principles of conflict of laws.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

T. Rowe Price Equity Funds, Inc.

T. Rowe Price International Funds, Inc.

T. Rowe Price Institutional Income Funds, Inc.

Name of Authorized Signer	Print	Signature
Title: Vice President	Fran Pollack-Matz	/s/Fran Pollack-Matz

MassMutual Select Funds, on behalf of the Acquiring Funds listed on Schedule A to the Agreement, severally and not jointly

Name of Authorized Signer	Print	Signature
Title: CFO and Treasurer	Renee Hitchcock	/s/Renee Hitchcock

2

SCHEDULE A

List of Funds to Which the Agreement Applies

Acquiring Funds	Acquired Funds

Series of MassMutual Select Funds:	T. Rowe Price Institutional
MassMutual Select T. Rowe Price Retirement 2005 Fund	High Yield Fund
MassMutual Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Retirement 2015 Fund	T. Rowe Price Institutional
MassMutual Select T. Rowe Price Retirement 2020 Fund	Floating Rate Fund
MassMutual Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund	T. Rowe Price Dynamic
MassMutual Select T. Rowe Price Retirement 2035 Fund	Global Bond Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund
MassMutual Select T. Rowe Price Retirement 2045 Fund	T. Rowe Price Hedged
MassMutual Select T. Rowe Price Retirement 2050 Fund	Equity Fund
MassMutual Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Retirement 2060 Fund	T. Rowe Price Dynamic
MassMutual Select T. Rowe Price Retirement 2065 Fund	Credit Fund
MassMutual Select T. Rowe Price Retirement Balanced Fund

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AMENDMENT No. 3 TO RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AMENDMENT, dated as of May 1, 2024 (the “Amendment”), to the Rule 12d1-4 Fund of Funds Investment Agreement, effective as of January 19, 2022, as amended (the “Agreement”), is entered into between each Acquiring Fund, severally and not jointly, (each, an “Acquiring Fund”), and each Acquired Fund, severally and not jointly, (each, an “Acquired Fund” and together with the Acquiring Fund(s), the “Funds”), listed on Schedule A.

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1) in reliance Rule 12d1-4 under the Investment Company Act of 1940, as amended (the “Rule”), subject to certain conditions of the Rule; and

WHEREAS, pursuant to Section 4(e) of the Agreement, the parties seek to amend Schedule A of the Agreement.

NOW, THERFORE, the parties hereby agree to amend the Agreement as follows:

11.	Schedule A of the Agreement is deleted and replaced with the attached Schedule A.

12.	All other provisions of the Agreement shall remain in full force and effect.

13.	Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

14.	This Amendment may be executed in any number of counterparts, including facsimile copies thereof or electronic scan copies thereof delivered by electronic mail, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

15.	This Amendment shall be governed by, and the terms and conditions construed under, the laws of the State of Maryland, without giving effect to principles of conflict of laws.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

T. Rowe Price Equity Funds, Inc.

T. Rowe Price International Funds, Inc.

T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price U.S. Treasury Long-Term Index Funds, Inc.

T. Rowe Price Limited Duration Inflation Focused Bond, Inc.

Name of Authorized Signer	Print	Signature
Title: Vice President	Fran Pollack-Matz	/s/Fran Pollack-Matz

MassMutual Select Funds, on behalf of the Acquiring Funds listed on Schedule A to the Agreement, severally and not jointly.

Name of Authorized Signer	Print	Signature
Title: CFO and Treasurer	Renée Hitchcock	/s/ Renée Hitchcock

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SCHEDULE A

List of Funds to Which the Agreement Applies

Acquiring Funds	Acquired Funds

Series of MassMutual Select Funds:
MassMutual Select T. Rowe Price Retirement 2005 Fund	T. Rowe Price Institutional High Yield Fund
MassMutual Select T. Rowe Price Retirement 2010 Fund	T. Rowe Price Institutional Floating Rate Fund
MassMutual Select T. Rowe Price Retirement 2015 Fund	T. Rowe Price Dynamic Global Bond Fund
MassMutual Select T. Rowe Price Retirement 2020 Fund	T. Rowe Price Hedged Equity Fund
MassMutual Select T. Rowe Price Retirement 2025 Fund	T. Rowe Price Dynamic Credit Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund	T. Rowe Price Emerging Markets Bond Fund
MassMutual Select T. Rowe Price Retirement 2035 Fund	T. Rowe Price U.S. Treasury Long-Term Index Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund	T. Rowe Price Limited Duration Inflation Focused
MassMutual Select T. Rowe Price Retirement 2045 Fund	Bond Fund
MassMutual Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Retirement 2065 Fund
MassMutual Select T. Rowe Price Retirement Balanced Fund

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